SUPPLEMENT DATED AUGUST 26, 2010
TO THE AUL AMERICAN UNIT TRUST
PROSPECTUS DATED MAY 1, 2010

1.)           Page 16 of the Prospectus is revised to add the following funds to the table.

Investment Account and Corresponding Fund Portfolio	Class Designation If Any (1)	Fund	Investment Adviser
Prudential Total Return Bond	A*	Prudential Total Return Bond Fund, Inc.	Prudential Investments LLC
Prudential Total Return Bond	Z	Prudential Total Return Bond Fund, Inc.	Prudential Investments LLC
1) Please refer to the Fund prospectus for a description of the class designation. * Load Waived

2.)           Page 81 of the Prospectus is revised to add the following language:

Fund & Class Designation	Objective
Prudential Total Return Bond – Class A* & Z	Seeks total return.
* Load Waived

This supplement should be retained with the Prospectus for future reference.